                                                                      EXHIBIT 16

                          VAN KAMPEN AMERICAN CAPITAL
                    GROWTH AND INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1997
                                                          n
           Formula                                  P(1+T)   =    ERV

           Including Payment of the Sales Charge
           Net Asset Value                           $18.72
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $1,143.25  =    ERV
           One year period ended 11/30/97                 1  =    n

           TOTAL RETURN FOR THE PERIOD               14.32%  =    T


           Excluding Payment of the Sales Charge
           Net Asset Value                           $18.72
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $1,212.70  =    ERV
           One year period ended 11/30/97                 1  =    n

           TOTAL RETURN FOR THE PERIOD               21.27%  =    T

         TOTAL RETURN CALCULATION FIVE YEARS ENDED NOVEMBER 30, 1997
                                                          n
           Formula                                  P(1+T)   =    ERV
           Including Payment of the Sales Charge
           Net Asset Value                           $18.72
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $2,157.93  =    ERV
           Five years ended 11/30/97                      5  =    n

           TOTAL RETURN FOR THE PERIOD               16.63%  =    T

           Excluding Payment of the Sales Charge
           Net Asset Value                           $18.72
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $2,289.51  =    ERV
           Five years ended 11/30/97                      5  =    n

           TOTAL RETURN FOR THE PERIOD               18.02%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                    GROWTH AND INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION TEN YEARS ENDED NOVEMBER 30, 1997


                                                          n
           Formula                                  P(1+T)   =    ERV
           Including Payment of the Sales Charge
           Net Asset Value                           $18.72
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $4,244.98  =    ERV
           Ten years ended 11/30/97                      10  =    n

           TOTAL RETURN FOR THE PERIOD               15.55%  =    T


           Excluding Payment of the Sales Charge
           Net Asset Value                           $18.72
           Initial Investment                     $1,000.00  =    P
           Ending Redeemable Value                $4,503.90  =    ERV
           Ten years ended 11/30/97                      10  =    n

           TOTAL RETURN FOR THE PERIOD               16.24%  =    T


        TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1997

                                                           n
          Formula                                    P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                             $18.72
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                $133,007.98  =    ERV
          Inception through 11/30/97                   51.34  =    n

          TOTAL RETURN FOR THE PERIOD                 10.00%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                             $18.72
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                $141,114.88  =    ERV
          Inception through 11/30/97                   51.34  =    n

          TOTAL RETURN FOR THE PERIOD                 10.12%  =    T

                         VAN KAMPEN AMERICAN CAPITAL
                   GROWTH AND INCOME FUND - CLASS A SHARES

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH NOVEMBER 30, 1997



     Formula                             ERV - P
                                         -------
                                            P             =     T

     Including Payment of the Sales Charge
     Net Asset Value                                       $18.72
     Initial Investment                                 $1,000.00  =    P
     Ending Redeemable Value                          $133,007.98  =    ERV

     TOTAL RETURN FOR THE PERIOD                       13,200.80%  =    T

     Excluding Payment of the Sales Charge
     Net Asset Value                                       $18.72
     Initial Investment                                 $1,000.00  =    P
     Ending Redeemable Value                          $141,114.88  =    ERV

     TOTAL RETURN FOR THE PERIOD                       14,011.49%  =    T

                         VAN KAMPEN AMERICAN CAPITAL
                   GROWTH AND INCOME FUND - CLASS B SHARES

      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1997

                                                      n
              Formula                           P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                    $18.63
              Initial Investment              $1,000.00  =    P
              Ending Redeemable Value         $1,153.70  =    ERV
              One year period ended 11/30/97          1  =    n

              TOTAL RETURN FOR THE PERIOD        15.37%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                    $18.63
              Initial Investment              $1,000.00  =    P
              Ending Redeemable Value         $1,203.70  =    ERV
              One year period ended 11/30/97          1  =    n

              TOTAL RETURN FOR THE PERIOD        20.37%  =    T

        TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1997

                                                      n
               Formula                          P(1+T)   =    ERV


               Including Payment of the CDSC
               Net Asset Value                   $18.63
               Initial Investment             $1,000.00  =    P
               Ending Redeemable Value        $1,990.56  =    ERV
               Inception through 11/30/97          4.33  =    n

               TOTAL RETURN FOR THE PERIOD       17.23%  =    T


               Excluding Payment of the CDSC
               Net Asset Value                   $18.63
               Initial Investment             $1,000.00  =    P
               Ending Redeemable Value        $2,005.56  =    ERV
               Inception through 11/30/97          4.33  =    n

               TOTAL RETURN FOR THE PERIOD       17.44%  =    T

                         VAN KAMPEN AMERICAN CAPITAL
                   GROWTH AND INCOME FUND - CLASS B SHARES

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH NOVEMBER 30, 1997


          Formula                     ERV - P
                                     ---------
                                         P           =     T

          Including Payment of the CDSC
          Net Asset Value                             $18.63
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                  $1,990.56  =    ERV

          TOTAL RETURN FOR THE PERIOD                 99.06%  =    T


          Excluding Payment of the CDSC
          Net Asset Value                             $18.63
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                  $2,005.56  =    ERV

          TOTAL RETURN FOR THE PERIOD                100.56%  =    T

                         VAN KAMPEN AMERICAN CAPITAL
                   GROWTH AND INCOME FUND - CLASS C SHARES

      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1997


                                                      n
              Formula                           P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                    $18.64
              Initial Investment              $1,000.00  =    P
              Ending Redeemable Value         $1,192.84  =    ERV
              One year period ended 11/30/97          1  =    n

              TOTAL RETURN FOR THE PERIOD        19.28%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                    $18.64
              Initial Investment              $1,000.00  =    P
              Ending Redeemable Value         $1,202.84  =    ERV
              One year period ended 11/30/97          1  =    n

              TOTAL RETURN FOR THE PERIOD        20.28%  =    T

        TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1997

                                                      n
               Formula                          P(1+T)   =    ERV

               Including Payment of the CDSC
               Net Asset Value                   $18.64
               Initial Investment             $1,000.00  =    P
               Ending Redeemable Value        $2,006.28  =    ERV
               Inception through 11/30/97          4.33  =    n

               TOTAL RETURN FOR THE PERIOD       17.45%  =    T

               Excluding Payment of the CDSC
               Net Asset Value                   $18.64
               Initial Investment             $1,000.00  =    P
               Ending Redeemable Value        $2,006.28  =    ERV
               Inception through 11/30/97          4.33  =    n

               TOTAL RETURN FOR THE PERIOD       17.45%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                    GROWTH AND INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH NOVEMBER 30, 1997


          Formula                     ERV - P
                                     ---------
                                         P           =     T

          Including Payment of the CDSC
          Net Asset Value                             $18.64
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                  $2,006.28  =    ERV

          TOTAL RETURN FOR THE PERIOD                100.63%  =    T

          Excluding Payment of the CDSC
          Net Asset Value                             $18.64
          Initial Investment                       $1,000.00  =    P
          Ending Redeemable Value                  $2,006.28  =    ERV

          TOTAL RETURN FOR THE PERIOD                100.63%  =    T